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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2000
                                (April 14, 2000)




                                  SIMULA, INC.
             (Exact name of Registrant as specified in its charter)


                   ARIZONA                     COMMISSION FILE NO. 1-12410                   86-0320129
         (State of Incorporation)                                                (I.R.S. Employer Identification No.)


  2700 NORTH CENTRAL AVENUE, SUITE 1000
            PHOENIX, ARIZONA                                                                    85004
    (Address of principal executive offices)                                                  (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (602) 631-4005
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS.

         Registrant's press release dated April 14, 2000 is filed herewith as
Exhibit 20 and is incorporated herein by reference. The press release relates to the registrant's clarification of additional charge and expense reflected in its financial statement for the year ended December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following Exhibit is included pursuant to Item 601 of Regulation S-K.


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
  NO.                          DESCRIPTION
  ---                          -----------
 *20.                          Press Release dated April 14, 2000.
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* Filed herewith.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SIMULA, INC. (Registrant)



                                   By  /s/ Bradley P. Forst
                                       -----------------------------------------
                                       Bradley P. Forst
                                       Executive Vice President, General Counsel
                                       and Secretary